Southeast SuperCommunity Bank Conference

February 11, 2008

NASDAQ: SCMF

Southern Community Financial Corporation

www.smallenoughtocare.com

FORWARD LOOKING STATEMENTS

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

CORPORATE PROFILE

- Started November 18, 1996
- State chartered, Fed member and report to the SEC
- SCFC operates 22 banking offices in 9 NC counties
- One of the largest Community Banks in NC – Consolidation opportunities
- Deposit share – #3 in Forsyth County
  #5 in Triad (Greensboro/High Point/Winston-Salem)
- Well capitalized

CAPITAL RATIOS

As of 12/31/07:

	Actual	Regulatory
Total Capital to Total Asset	9.07 %	5.00 %
Tier One Risk Based*	10.28	6.00
Total Risk Based*	11.44	10.00

*** To Risk Weighted Assets**

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

WHY INVEST IN SOUTHERN COMMUNITY?

- Competitive and driven for the long term
- Our people: Strong, entrepreneurial management team; committed employees
- Have built the infrastructure and capacity to support significant growth
- Strength of our commercial banking and construction team
- Strong credit culture/fundamentals
- Diverse, full-service financial institution; positioned to compete

SOUTHERN COMMUNITY SERVICES

- Full service retail and commercial banking
- Full service construction lending division
- Mezzanine financing
- Mortgage division
- Asset management, brokerage, trust
- Tax-free exchange
- Cash management/online services
- Lock box
- Courier

WHY INVEST IN SOUTHERN COMMUNITY?

- Strong reputation for service and community involvement (97% customer approval rating)
- Our culture: High-service standards and focus – *Heart for Service*
- Most experienced, competitive and deepest commercial/ construction departments in NC
- Vertically integrated commercial bank

BEST COMMERCIAL BANK IN NC

- Commercial Bank
  - Offer any type of business loan
  - Full cash management services
  - Small business banking
- Commercial Finance
  - Asset-based lending
  - Receivables purchasing and financing
  - Operate full-service lock box
- Small Business Investment Corporation
  - Venture capital – Mezzanine financing
  - Subordinated debt with warrants
  - Network/liaison to public markets

BRANCH NETWORK


ASHEVILLE
BUNCOMBE
WAKE
SURRY
STOKES
ROCKINGHAM
YADKIN
FORSYTH
GUILFORD
IREDELL
RALEIGH
GREENSBORO
WINSTON-SALEM
Headquarters
HIGH POINT
MOORESVILLE
CHARLOTTE

Southern Community FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

POPULATION PROJECTIONS BY MARKET

COUNTY	2000	2030	Growth % 2000 to 2030
Alamance	130,794	194,787	48.93%
Buncombe (Asheville)	206,766	278,494	34.69%
Davidson	147,246	197,877	34.39%
Forsyth (Winston-Salem)	306,067	427,292	39.61%
Guilford (Greensboro)	421,408	588,886	39.86%
Iredell	122,660	223,818	82.47%
Mecklenburg (Charlotte)	695,370	1,296,741	86.48%
Rockingham	91,928	98,708	7.38%
Stokes	44,711	58,073	29.89%
Surry	71,216	88,514	24.29%
Wake (Raleigh)	627,866	1,367,176	117.75%
Yadkin	36,348	48,441	33.27%
TOTAL	**2,902,020**	**4,868,807**	**67.77%**



State of NC: 51.9%

NC ranks #1 in migration growth and #6 in retiree growth in the US



Entire US: 28.9%

NC GROWTH PROJECTIONS


High Growth County
Medium Growth County
Low Growth County
County With Southern Community Branch

Branches located in two of the fastest growing municipalities in the Piedmont Triad – Clemmons & Kernersville

Based on Raymond James' Projected Economic Indicator Change '06-'11, which measures prospective wealth creation using changes in population and median household income

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

MARKET SHARE – OUR MARKETS

2007 Rank	Institution	Type	2007 Number of Branches	2007 Total Deposits in Market ($000)	2007 Total Market Share (%)
1	BB&T Corp. (NC)	Bank	75	12,772,216	28.46
2	Wachovia Corp. (NC)	Bank	109	12,019,980	26.78
3	Bank of America Corp. (NC)	Bank	65	3,290,334	7.33
4	SunTrust Banks Inc. (GA)	Bank	78	2,759,946	6.15
5	First Citizens BancShares Inc. (NC)	Bank	70	2,480,609	5.53
6	Royal Bank of Canada	Bank	39	2,077,679	4.63
7	Southern Community Financial (NC)	Bank	22	1,007,804	2.25
8	Paragon Commercial Corp. (NC)	Bank	1	726,758	1.62
9	NewBridge Bancorp (NC)	Bank	21	714,720	1.59
10	Piedmont FS&LA (NC)	Bank	9	599,798	1.34
	TOTAL FOR INSTITUTIONS IN MARKET		**700**	**44,880,933**	

MARKET SHARE – NC STATEWIDE

2007 Rank	Institution	Type	2007 Number of Branches	2007 Total Deposits in Market ($000)	2007 Total Market Share (%)
1	Wachovia Corp. (NC)	Bank	327	81,820,404	39.67
2	Bank of America Corp. (NC)	Bank	201	31,434,733	15.24
3	BB&T Corp. (NC)	Bank	349	27,665,480	13.41
4	First Citizens BancShares Inc. (NC)	Bank	280	9,741,378	4.72
5	Royal Bank of Canada	Bank	184	8,164,772	3.96
6	SunTrust Banks Inc. (GA)	Bank	201	7,654,382	3.71
7	Fifth Third Bancorp (NC)	Bank	60	3,135,549	1.52
8	First Bancorp (NC)	Bank	63	1,629,244	0.79
9	NewBridge Bancorp (NC)	Bank	38	1,511,628	0.73
10	FNB United Corp. (NC)	Bank	45	1,461,060	0.71
11	Fidelity Bancshares (NC) Inc.	Bank	64	1,208,977	0.59
12	South Financial Group Inc. (SC)	Bank	27	1,159,334	0.56
13	Yadkin Valley Financial (NC)	Bank	28	1,106,295	0.54
14	Capital Bank Corp. (NC)	Bank	25	1,066,866	0.52
15	Bank of Granite Corp. (NC)	Bank	22	1,022,192	0.50
16	Southern Bancshares (NC)	Bank	56	1,014,947	0.49
17	Southern Community Financial (NC)	Bank	22	1,007,804	0.49
	TOTAL FOR INSTITUTIONS IN MARKET		**2,718**	**206,253,803**	

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

DEPOSIT INITIATIVES

- Incentive for commercial/retail bankers
- Focused campaigns
- Deposit specialist
- Targeting
- Business banking
- Changing our funding mix

ME BANKING


Me
MAXIMUM EARNINGS BANKING
ME Banking at Southern Community. It's all about you.
Free Checking with 6.00% Interest
Free ATMs Nationwide
Southern Community
BANK AND TRUST
www.smallenoughtocare.com

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

DEPOSIT PORTFOLIO COMPOSITION



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Total Deposits (in thousands)
64.9%
25.8%
9.3%
59.9%
31.1%
9.0%
60.4%
27.9%
11.7%
54.7%
33.5%
11.8%
54.9%
35.3%
9.8%
42.1%
47.4%
10.5%
2002
2003
2004
2005
2006
2007
Non-Interest Bearing (DDAs)
Interest Bearing (Money Mkt, NOW, Savings)
CDs

Non-maturity deposit growth 20.5% for 2007; 42% since 12/31/05

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

FINANCIAL PROFILE

	2007	2006	2005	2004	2003
Total Assets	$1,569	$1,436	$1,288	$1,223	$799
Total Loans	1,191	1,033	869	796	520
Deposits	1,045	1,025	942	846	575
Equity	142	136	135	137	51
Net Income	7.6	4.2*	7.7	8.1	3.6
EPS	0.43	0.24*	0.42	0.45	0.39
Book Value Per Share	8.18	7.83	7.66	7.68	5.65
Tangible Book Value Per Share	5.24	4.87	4.71	4.73	5.65

In Millions of Dollars except per share
** Reflects impact of investment portfolio restructure*

KEY FINANCIAL RATIOS

	2007	2006	2005	2004	2003
Net Interest Margin	3.19 %	3.30 %	3.20 %	3.26 %	3.22 %
Net Interest Spread	2.81	2.92	2.86	3.03	3.00
Non Int. Income / Total Rev	20.48	8.28*	16.18	18.73	19.27
ROAA	0.50	0.31*	0.60	0.69	0.51
ROAE	5.46	3.11*	5.67	6.21	7.31
ROTE	8.66	5.05*	9.21	10.13	7.31
Non Int. Exp. / Avg Assets	2.69	2.62*	2.44	2.36	2.63
Efficiency Ratio	74.05	80.64*	71.01	64.86	70.2
LLR/Loans	1.20	1.26	1.36	1.57	1.40
NPAs to Total Assets	0.18	0.25	0.13	0.27	0.13

ASSETS AND REVENUE



1,800
1,600
1,400
1,200
1,000
800
600
400
Millions of $
65
55
45
35
25
15
2002
2003
2004
2005
2006
2007
Total Assets
Total Revenue

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

ASSET QUALITY AND RESERVES

- Lend to established businesses with historical cash flow
- Independent loan review
- NPLs are 0.17% of total loans (as of 12/31/07)
- $14.3 million in ALLL, 1.20% of loans, 6.95x coverage of NPLs

NET CHARGE-OFFS AS % OF TOTAL GOAL



SCBT
Industry Avg.
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.89%
0.63%
0.56%
0.41%
??
0.26%
0.19%
0.14%
0.13%
0.13%
YE 2003
YE 2004
YE 2005
YE 2006
YE 2007

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

NON-PERFORMING LOANS AS % OF TOTAL


SCBT
Industry Avg.
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.50%
0.33%
0.26%
0.26%
??
0.27%
0.26%
0.15%
0.16%
0.17%
YE 2003
YE 2004
YE 2005
YE 2006
YE 2007

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

LOAN PORTFOLIO COMPOSITION

As of 12/31/07:


Construction
23.6%
C&I
15.4%
Consumer
1.7%
HELOCs
8.1%
Mortgages
4.4%
Commercial Real Estate
46.8%

Approximately 55% Floating

INVESTMENT PORTFOLIO COMPOSITION

As of 12/31/07:



Corporate/ Other 8.8%
Municipals 5%
Agencies 57.7%
MBS 28.5%

MBS = All Agency Securities
Municipals = Investment Grade or Better

Total Dollars = Approximately $229 million
Average Yield = 4.78%
% of Assets = 14.6%

Southern Community Financial Corporation

NASDAQ: SCMF
www.smallenoughtocare.com

MARKET PERFORMANCE (Last 12 Months)



Relative Change
1.15
1.05
0.95
0.85
0.75
0.65
0.55
1-07
2-07
3-07
4-07
5-07
6-07
7-07
8-07
9-07
10-07
11-07
12-07
1-08
SCMF
SNL Bank
NASDAQ Bank
Russell 3000

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

FOCUS AND STRATEGY

- Build out existing markets
- Build our non interest income
  - Expand mortgage operations
  - Build our wealth management division / Annuitized income
- Leverage commercial bank loans and relationships
- Leverage infrastructure and people
- Accretive acquisitions
- Enhance profitability
  - Improve margins
  - Build core deposit base – lower funding costs
  - Increase yields on earning assets
  - Expense control / Efficiency

WHY SOUTHERN COMMUNITY IS DIFFERENT

- Service culture
- Desire and commitment
- Depth and breadth of our services
- Strength of commercial and construction services
- Proven ability to grow revenue, deposits and loans
- Market footprint and position in NC
- Infrastructure
- Soundness
- Our people/culture

Southern Community

FINANCIAL CORPORATION

Small Enough To Care

NASDAQ: SCMF

www.smallenoughtocare.com